UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2007

CHANNELL COMMERCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 719-2600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act  (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (7 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 12, 2007, Channell Commercial Corporation (the “Company”), entered into a Waiver and Fifth Amendment to Loan and Security Agreement (the “Fifth Amendment”), dated as of February 12, 2007, by and among the Company, Channell Commercial Canada Inc., Channell Limited, Channell Commercial Europe Limited (collectively, the “Borrowers”), Bank of America, N.A. (as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capital Corporation), as administrative agent under the Loan Agreement, as defined below (the “Administrative Agent”), BABC Global Finance Inc. (as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation), as Canadian Agent under the Loan Agreement (the “Canadian Agent”), Bank of America, N.A. (as successor-in-interest to Fleet National Bank, London U.K. Branch), as UK Agent under the Loan Agreement (the “UK Agent”), and the lenders party to the Loan Agreement.

Pursuant to the Fifth Amendment, the lenders under the Loan Agreement, dated as of September 25, 2002, among the Company, the other Borrowers, the Administrative Agent, the Canadian Agent, the UK Agent and the lenders party thereto, as amended (the “Loan Agreement”), waived the Company’s existing events of default resulting from: the failure to maintain a minimum aggregate availability of $1,500,000 under the revolving credit facility; the failure to have prepaid the domestic revolving loans in the amount of the excess of the domestic revolving credit exposure over the domestic borrowing base; and the failure to have delivered the projections of the Company and its subsidiaries for fiscal year 2007.  In addition, the Fifth Amendment, among other things, (i) aggregated the domestic borrowing base, the United Kingdom borrowing base and the Canadian borrowing base for purposes of determining the borrowing availability for domestic loans under the revolving credit facility, (ii) temporarily reduced the required aggregate availability under the revolving credit facility from $1,500,000 to $500,000 through and including April 30, 2007, (iii) temporarily reduced the reserve against borrowing availability under the revolving credit facility from $600,000 to $300,000 until April 30, 2007, (iv) increased the maximum amount of the United Kingdom borrowing base from $400,000 to $600,000 and (v) extended the term of the Loan Agreement from March 31, 2007 to June 30, 2007.  The foregoing description of the Fifth Amendment is qualified in its entirety by the terms of the Fifth Amendment, which is filed hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits.

                (d)           Exhibits

Exhibit No.	Description

Exhibit 10.1

Waiver and Fifth Amendment to Loan and Security Agreement, dated as of February 12, 2007, by and among Channell Commercial Corporation, Channell Commercial Canada Inc., Channell Limited, Channell Commercial Europe Limited, Bank of America, N.A. (as assignee of Banc of America Leasing and Capital, LLC, successor-in-interest to Fleet Capital Corporation), as administrative agent, BABC Global Finance Inc. (as assignee of Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation), as Canadian agent, Bank of America, N.A. (as successor-in-interest to Fleet National Bank, London U.K. Branch), as UK agent, and the lenders party to the Loan and Security Agreement dated as of September 25, 2002 (as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION

(Registrant)
Date: February 15, 2007

/s/ Patrick E. McCready
Patrick E. McCready
Chief Financial Officer
(Duly authorized officer of the Registrant)